Exhibit 99.1
WINTERFELL PORTFOLIO
INDEX TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Stockholders of
NorthStar Healthcare Income, Inc.
We have audited the accompanying combined statement of revenues and certain operating expenses of the Winterfell Portfolio (the Portfolio) for the year ended December 31, 2015 and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues and certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain operating expenses that is free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the statement of revenues and certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects the revenues and certain operating expenses described in Note 1 of the Portfolio for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.
Emphasis of Matter
As described in Note 1, the statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission (for inclusion in this form 8-K/A of NorthStar Healthcare Income, Inc.) and is not intended to be a complete presentation of the Portfolio’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Delap LLP
Lake Oswego, Oregon
May 17, 2016

WINTERFELL PORTFOLIO
COMBINED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
(Dollars in Thousands)

Year Ended December 31, 2015
Revenues
Rental income	$111,571
Other revenue	3,947
Total revenues	115,518
Certain operating expenses
Property operating expenses	53,588
Real estate taxes	5,656
Total expenses	59,244
Revenues in excess of certain operating expenses	$56,274

The accompanying notes are an integral part of this combined statement of revenues and certain operating expenses.

WINTERFELL PORTFOLIO
NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2015

1. Basis of Presentation
On March 1, 2016, NorthStar Healthcare Income, Inc. (the “Company”) completed the acquisition of NorthStar Realty Finance Corp.’s (“NorthStar Realty”) 60% interest in a joint venture (the “Joint Venture”) which owns 32 private pay independent living facilities (the “Winterfell Portfolio”) for a purchase price of $534.5 million, excluding escrows and subject to customary proration and adjustments as set forth in the purchase agreement (the “Acquisition”). The Company originally acquired a 40% interest in the Joint Venture in connection with the acquisition of the Winterfell Portfolio by the Joint Venture on May 19, 2015 from affiliates of Harvest Facility Holdings LP and, following the Acquisition, owns all of the interests in the Winterfell Portfolio.
The Winterfell Portfolio contains approximately four thousand units located in 12 states, with the largest concentrations in California, Washington and Texas.
In connection with the Acquisition, on March 1, 2016, subsidiaries of the Company (collectively, the “Borrowers”) assumed Northstar Realty’s 60% share of 32 separate, cross-collateralized loans (each, a “Loan”) with an aggregate principal amount of approximately $648 million. Each Loan is through Fannie Mae’s Multifamily DUS Loan Program, has a fixed interest rate of 4.17% and an original term of ten years from the Joint Venture’s date of acquisition. Each Loan is non-recourse, subject to a limited “non-recourse carveout” guaranty originally provided by NorthStar Realty Finance Limited Partnership, NorthStar Realty’s operating partnership, and assumed by NorthStar Healthcare Income Operating Partnership, LP, the Company’s operating partnership, in connection with the Acquisition. The Loans contain standard representations, warranties and covenants for borrowings of this type.
The combined statement of revenues and certain operating expenses (the “Statement”) has been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the United States Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included in certain filings with the SEC. The Statement represents the historical revenues and certain operating expenses of the Winterfell Portfolio, excluding items which may not be directly attributable to the future operations of the Winterfell Portfolio. Material amounts excluded consist of interest expense, depreciation and amortization, property management fees and corporate general and administrative expenses. The Winterfell Portfolio is not a legal entity, but rather a combination of limited liability companies and partnership interests under common control and management; therefore the Statement of the Winterfell Portfolio have been combined in accordance with Rule 3A-02 of Regulation S-X.
2. Summary of Significant Accounting Policies
Revenue Recognition
Rental income from operating real estate is derived from the leasing of space to residential tenants. The initial leases are for a three month period and then tenancies are month-to-month with average tenant occupancy of three years. Other revenue is derived from property related services and is recognized as it is earned.
Use of Estimates
The preparation of the combined financial statement in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that could affect the amounts reported in the combined financial statement and accompanying notes. Actual results could materially differ from those estimates and assumptions.
Commitments and Contingencies
In connection with the ownership and operation of the Winterfell Portfolio, the Company may be potentially liable for costs and damages related to environmental matters. The Company has not been notified by any governmental authority of any non-compliance, liability or other claim related to environmental matters regarding the Winterfell Portfolio and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the Winterfell Portfolio’s revenues and certain operating expenses.
3. Subsequent Events
Management has evaluated the events and transactions that have occurred through May 17, 2016, the date on which the Statement was available to be issued, and noted no items requiring adjustment of the Statement or additional disclosure.

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